SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                   Q-MED, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

          Delaware                   0-11411                   22-2468665
----------------------------       -----------                -------------
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)               File No.)              Identification No.)

          100 Metro Park South, Laurence Harbor, New Jersey    08878
          -------------------------------------------------  ---------
             (Address of principal executive offices)        (Zip Code)

        Registrant's telephone number, including area code (908) 566-2666

                                       N/A
                         -------------------------------
                         (Former Name or former address,
                         if changed since last report.)

Dated: November 17, 1995

Item 5. Other Events
        ------------

     On November 17, 1995, the Company completed the closing of a private placement of 678,740 shares of common stock resulting in the receipt of net proceeds of $2,510,544.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

        (a) Financial Statements
            None

        (b) Pro Forma Financial Information
            Pro Forma Balance Sheet

        (c) Exhibit
            None

                             PRO FORMA BALANCE SHEET

     The following pro forma balance sheet of Q-Med, Inc. (the "Registrant") is being furnished to provide information concerning recent financing activities to the National Association of Securities Dealers, Inc. in order to demonstrate compliance with the requirements for continued inclusion in the NASDAQ System and for the information of shareholders. The pro forma balance sheet gives effect to the Registrant's sale of 678,740 shares of common stock to private investors at $3.75 per share (the "Private Placements") which occurred in October and November, 1995. The pro forma balance sheet gives effect to the Private Placements as if they occurred on August 31, 1995.

     The following pro forma balance sheet should not be indicative of the future financial position of the Registrant and does not take into consideration the effect of changes in financial position and results of operations since August 31, 1995, other than the Private Placement. It should be read in conjunction with the historical financial statements and notes of the Registrant contained in prior filings with the Securities and Exchange Commission.


                          Q-MED, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 AUGUST 31, 1995
                                   (Unaudited)

ASSETS
                                                                         Historical            Adjustments              Pro Forma
                                                                        ------------           ------------            ------------
Current assets
Cash and cash equivalents ...................................           $    321,121           $  2,510,544            $  2,831,665
Accounts receivable, net of allowances
 of approximately $143,000 ..................................                888,739                                        888,739
Inventory ...................................................              1,562,504                                      1,562,504
Prepaid expenses and other current assets ...................                165,463                                        165,463
                                                                        ------------                                   ------------

   Total current assets .....................................              2,937,827                                      5,448,371

Product software development costs ..........................                119,818                                        119,818
Property and equipment, net .................................                332,644                                        332,644
Cost of technology ..........................................                466,678                                        466,678
Other assets ................................................                153,733                                        153,733
                                                                        ------------                                   ------------
                                                                        $  4,010,700                                   $  6,521,244


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities

Accounts payable and accrued expenses .......................           $  1,350,815                                   $  1,350,815
Note payable to bank ........................................                300,000                                        300,000
                                                                        ------------                                   ------------
 Total current liabilities ..................................              1,650,815                                      1,650,815

Note payable - long term ....................................                175,000                                        175,000
Deferred warranty revenue ...................................                 48,056                                         48,056
Leases payable - long term ..................................                 60,818                                         60,818
                                                                        ------------                                   ------------
  Total liabilities .........................................              1,934,689                                      1,934,689

Minority interest ...........................................                  3,250                                          3,250

Stockholders' equity
 Common stock $.001 par value;
 20,000,000 shares authorized;
 8,225,070 shares issued and
 outstanding ................................................                  8,225                    679                   8,904
Paid-in capital .............................................             12,564,262              2,509,865              15,074,127
Accumulated deficit .........................................            (10,424,101)                                   (10,424,101)
                                                                        ------------                                   ------------
                                                                           2,148,386                                      4,658,930
Less: treasury stock at cost 22,000
  common shares .............................................                (75,625)                                       (75,625)
                                                                        ------------                                   ------------
Total stockholders' equity ..................................              2,072,761                                      4,583,305
                                                                        ------------                                   ------------
                                                                        $  4,010,700                                   $  6,521,244
                                                                        ------------                                   ------------

SIGNATURES
----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Q-MED, INC.
                                            (Registrant)

Date: November 21, 1995
                                            By:  /S/   MICHAEL W. COX
                                               ---------------------------------
                                                  Michael W. Cox, President